SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2012

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	0-9435	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

   1703 Edelweiss Drive, Cedar Park, Texas  78613
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (512) 250-8692

_____________________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;

ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN

OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN

OFFICERS.

On November 15, 2012, the Board of Directors of FieldPoint Petroleum Corporation (the “Company”) appointed Director Nancy Stephenson to serve as a member of the Audit Committee of the Company effective immediately.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: November 16, 2012	By__/s/ Ray Reaves __________________ Ray Reaves, President